                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                        GATEWAY ENERGY CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                           GATEWAY ENERGY CORPORATION

                                                                June 11, 1999

Dear Stockholder:

        You are cordially invited to attend the 1999 Annual Meeting of Stockholders of Gateway Energy Corporation to be held at the DoubleTree Hotel, 400 Dallas Street, Houston, Texas 77002 on July 22, 1999, at 10:00 a.m. local time. The Notice of Annual Meeting and Proxy Statement accompanying this letter describe the business to be transacted at the meeting.

        During the meeting the Board of Directors will report to you on the Company's progress during this past year and will discuss plans for the current year. We welcome this opportunity to share our progress with you and look forward to your comments and questions.

        The Board of Directors appreciates and encourages stockholder participation in the Company's affairs and we hope you can attend in person. Whether or not you plan to attend the meeting, it is important that your shares be represented. Therefore, please sign, date, and mail the enclosed proxy in the envelope provided at your earliest convenience.

                                                  Sincerely,

                                                  /s/ Michael T. Fadden
                                                  ---------------------
                                                  Michael T. Fadden
                                                  CHAIRMAN OF THE BOARD

                           GATEWAY ENERGY CORPORATION
                          500 DALLAS STREET, SUITE 2615
                              HOUSTON, TEXAS 77002

                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 22, 1999


To the Stockholders of Gateway Energy Corporation:

      The Annual Meeting of Stockholders of Gateway Energy Corporation (the "Company") will be held at the DoubleTree Hotel, 400 Dallas Street, Houston, Texas 77002 on July 22, 1999, at 10:00 a.m. local time for the following purposes:

        1. To elect a Board of Directors to serve until the next annual meeting of stockholders.

        2. To ratify the appointment of Grant Thornton LLP as independent public accountants.

        3. To transact such other business as may properly come before the meeting or any adjournment thereof.

        Stockholders of record at the close of business on May 31, 1999, (the "Record Date") are entitled to notice of and to vote at the Annual Meeting.

      It is important that your shares be represented at the Annual Meeting regardless of the number of shares you hold and whether or not you are personally able to attend. Accordingly, please sign the enclosed proxy and return it as soon as possible in the enclosed envelope provided for your convenience.

                                        By Order of the Board of Directors

                                        /s/ Michael T. Fadden
                                        ---------------------------
                                        Michael T. Fadden
                                        Chairman, President and CEO

Houston, Texas
June 11,  1999

                           GATEWAY ENERGY CORPORATION
                          500 DALLAS STREET, SUITE 2615
                              HOUSTON, TEXAS 77002

                               ------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 22, 1999

                                 ---------------

                               GENERAL INFORMATION

      This Proxy Statement is furnished to the holders of the Common Stock, $.25 par value per share ("Common Stock") in connection with the solicitation of proxies by the Board of Directors of Gateway Energy Corporation (the "Company") to be voted at the Annual Meeting of Stockholders to be held on July 22, 1999, or any adjournment thereof. The first mailing of the proxy material to the holders of the Common Stock will be made on approximately June 11, 1999.

      The cost of the solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally, or by telephone or electronic media by regular employees of the Company. The Company will reimburse brokers and other custodians, nominees or fiduciaries for their expenses in forwarding proxy material to security owners and obtaining their proxies.

      Stockholders of record at the close of business on May 31, 1999, are entitled to vote on matters to come before the meeting. On that date there were outstanding and entitled to vote 15,242,494 shares of Common Stock. Each share is entitled to one vote on each matter presented.

      Any proxy may be revoked by a stockholder at any time before it is exercised by giving written notice to that effect to the Secretary of the Company or by signing a later-dated proxy. Stockholders who attend the Annual Meeting may revoke any proxy previously granted and vote in person.

      All properly executed proxies will be voted in accordance with the instructions contained thereon, and if no instruction is specified, the proxies will be voted for the election of the eight directors named elsewhere in the Proxy Statement, for ratification of the appointment of Grant Thornton LLP as independent public accountants, and in accordance with the instruction of the Board of Directors as to any other matters. Abstentions do not constitute a vote "FOR" or "AGAINST" any matter listed in the accompanying Notice of Annual Meeting, but will be included in determining the number of shares present for purposes of obtaining a quorum. Also broker "non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as present for purposes of determining the presence of a quorum at the Annual Meeting. If such a quorum should not be present, the Annual Meeting may be adjourned from time to time until the necessary quorum is obtained.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

      Following is a list of the names, addresses, and ages of the eight nominees, all of whom, except Scott D. Heflin, are presently serving as Directors. Also included in the chart is the year in which each became a Director of the Company. Footnoted below is the past five-year business history of each Director nominee and any public company directorships held by such persons. The proxy holders named in the proxy intend to vote "FOR" the election of the eight nominees listed below unless authority to so vote is withheld. In the unexpected event that any of the nominees are unable to serve or for good cause will not serve as Directors, the proxy holders reserve the right to vote for such substitute nominees that are designated by the Board of Directors.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE EIGHT NOMINEES LISTED BELOW.


                                                     DIRECTOR
  NAME AND ADDRESS                       AGE          SINCE
------------------------                ----        ---------
Charles A. Holtgraves                     34           1988
6510 Indian Lane
Mission Hills, KS 66208

John B. Ewing, Jr                         77           1988
1621 Bay Point Court
Sarasota, FL 34236

Larry J. Horbach                          57           1990
10842 Old Mill Road, Suite 5A
Omaha, NE 68154

Scott D. Heflin                           41           Nominee
12422 Rip Van Winkle Drive
Houston, TX 77024

Abe Yeddis                                82           1997
9505 Stateline, Cartwell #6
Kansas City, MO 64114

Michael T. Fadden                         58           1997
1701 Hermann #905
Houston, TX 77004

Gary A. McConnell                         58           1998
12516 Shamrock Rd
Omaha, NE 68154

Earl P. Hoffman                           57           1998
2 Northpoint Drive, Ste. 820
Houston, TX 77060-3237


      CHARLES A. HOLTGRAVES. Mr. Holtgraves currently serves as a Director of the Company and served as Secretary of the Company from June 1988 to 1995. He also served as Treasurer of the Company from 1988 to 1994. Mr. Holtgraves is the CFO and Vice President of First Mortgage Investment Company.

      JOHN B. EWING, JR. Mr. Ewing currently serves as a Director of the Company. He served as in-house counsel for the Company from June 1988 to 1995. He has been in private practice for the past five years.

      LARRY J. HORBACH. Mr. Horbach currently serves as Director and as the Executive Vice President - Shareholder Relations of the Company. He has served as Chairman, President and CEO of the Company from June 1990, resigning as President in August 1997, CEO in July 1998 and Chairman in February 1999. Mr. Horbach is the owner of L.J. Horbach & Associates, a Director of Regency Affiliates, Inc. and Templeton Savings Bank.

      SCOTT D. HEFLIN. Mr. Heflin is a nominee for election as a Director of the Company. He has served as chief financial officer of the Company since September 1998 and Treasurer and Secretary of the Company since November 1998. Mr. Heflin was controller of Monteray Resources, Inc. from 1997 to September 1998, assistant controller of Santa Fe Energy Resources, Inc. from 1996 to 1997 and controller of Transfuel, Inc. from 1994 to 1995.

      ABE YEDDIS. Mr. Yeddis currently serves as a Director of the Company. He is Chairman, President and CEO of Promotional Headwear International and has served in such capacity since 1979.

      MICHAEL T. FADDEN. Mr. Fadden currently serves as Chairman of the Board of Directors (since February 1999), CEO (since July 1998) and President (since August 1997). Prior to becoming CEO, he served as COO from August 1997 until his election as CEO in July 1998. Mr. Fadden served as President of Abtech Resources, Inc. from September 1993 to August 1997 and Executive Vice President of American Oil and Gas Corporation from January 1990 to August 1993.

      GARY A. MCCONNELL. Mr. McConnell currently serves as a Director. He served as Vice President of Finance and Administration for Northern Plains Natural Gas Company, an Enron Corp. subsidiary and operator for Northern Border Pipeline Company from 1987 to July 1994. He served as Chief Financial and Accounting Officer for Northern Border Partners, L.P., the parent company of Northern Border Pipeline Company from July 1993 to July 1994. Mr. McConnell retired from Enron Corp. and became a private investor in July 1994.

      EARL P. HOFFMAN. Mr. Hoffman currently serves as a Director. He has served as Vice Chairman and CEO of Advanced Extraction Technologies, Inc., a technology licensing company serving the natural gas, refining and petrochemical industries since October 1992.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

      As of May 31, 1999, there were no persons who are known to the Company to be beneficial owners of more than five percent (5%) of the Company's voting Common Stock. The following table sets forth information concerning the shares of Common Stock beneficially owned by (i) each nominee for director and each director of the Company; (ii) each of the executive officers of the Company; and
(iii) all directors and executive officers as a group.


             NAME                                                NO. OF SHARES              % (1)
             ----                                                -------------              -----
       Michael T. Fadden, Chairman, President and CEO              705,750 (2)               4.6%
       Larry J. Horbach, Director, Executive Vice President -       74,864 (3)               *
          Shareholder Relations
       Charles A. Holtgraves, Director                             248,075 (4)               1.6%
       John B. Ewing, Director                                      40,847 (5)               *
       Abe Yeddis, Director                                         80,004 (6)               *
       Earl P. Hoffman, Director                                    18,000 (7)               *
       Gary A. McConnell, Director                                  38,000 (8)               *
       Scott D. Heflin                                              50,000 (10)              *


       *     Indicates less than 1% ownership.

   All directors and officers as a group beneficially own 1,255,540 shares, including currently exercisable options or warrants, or 8.2% of the outstanding Common Stock as of May 31, 1999. (1)(9)

(1) Based upon 15,242,494 shares of Common Stock outstanding as of May 31, 1999. Each named person is deemed to be the beneficial owner of shares of Common Stock that may be acquired within 60 days upon exercise of stock options and shares or options owned indirectly through a partnership or corporation. Accordingly, the number of shares and percentage set forth next to the name of such person and all officers and directors as a group include the shares of Common Stock issuable upon presently exercisable stock options and any shares or options owned indirectly. However, the shares of Common Stock so issuable upon such exercise by any such person are not included in calculating the percentage of Common Stock beneficially owned by any other stockholder.

(2) This number of shares beneficially owned includes 225,750 shares purchasable pursuant to presently exercisable options or warrants.

(3) This number of shares beneficially owned includes 25,096 shares and a warrant to purchase 12,000 shares owned by H & F Investments, a partnership in which Mr. Horbach has a 50% interest and 23,677 shares owned by H & H Investments, a partnership in which Mr. Horbach also has a 50% interest.

(4) This number of shares beneficially owned includes 23,677 shares owned by H & H Investments, a partnership in which Mr. Holtgraves has a 50% interest. It also includes 10,000 shares purchasable pursuant to currently exercisable options or warrants.

(5) This number of shares beneficially owned includes 10,000 shares purchasable pursuant to currently exercisable options or warrants.

(6) This number of shares beneficially owned includes 10,000 shares purchasable pursuant to currently exercisable options or warrants.

(7) This number of shares includes 10,000 shares purchasable pursuant to currently exercisable options or warrants.

(8) This number of shares includes 10,000 shares purchasable pursuant to currently exercisable options or warrants.

(9) The number of shares and percentage calculation includes 25,096 shares and a warrant to purchase 12,000 shares owned by H & F Investments, the full amount of shares and options being beneficially owned for reporting purposes by both Mr. Horbach and Mr. Fortkamp; 23,677 shares owned by H & H Investments, the full amount of shares being beneficially owned for reporting purposes by both Mr. Horbach and Mr. Holtgraves; and 298,250 shares of Common Stock beneficially owned by directors and officers, purchasable pursuant to presently exercisable options or warrants.

(10) This number represents shares purchasable pursuant to currently exercisable options.


              ADDITIONAL INFORMATION CONCERNING BOARD OF DIRECTORS

THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS

      The business of the Company is managed under the direction of the Board of Directors. There were five meetings in the fiscal year ended February 28, 1999. There was also one occasion in which matters were decided using a Consent of Directors. During the last fiscal year, no director attended fewer than 75% of all of the meetings of the Board of Directors. The Board of Directors has established an Audit Committee, and a Compensation and Stock Option Committee. The Board of Directors does not have a Nominating Committee. The Executive Committee currently comprised of Messrs. Fadden and Hoffman oversees and administers the Outside Directors Stock Option Plan.

AUDIT COMMITTEE

      The primary purpose of the Audit committee is to protect the interest of the Company's shareholders and directors by assisting the Board of Directors in fulfilling its responsibility over the financial reporting process, financial policies and the internal control structure. Among other things, the committee reviews the independent audit of the Company and meets with independent auditors as necessary to discuss matters pertaining to the audit and any other matters which the Audit Committee or the auditors may wish to discuss. Messrs. Holtgraves, McConnell and Yeddis comprise the Audit Committee.
The Committee met four times during the fiscal year ended February 28, 1999.

COMPENSATION AND STOCK OPTION COMMITTEE

      The primary purpose of the Compensation and Stock Option Committee is to recommend to the Board of Directors compensation for officers of the Company and to administer the Company's Stock Option Plan. Among other things, the Committee recommends to the board the executives to be included in the Company's Executive Compensation Plan, the annual base salary for covered executives and the number of shares subject to option for the Executive and Middle Management Compensation Plan Pools. Messrs. Ewing, Hoffman and Pilger currently serve on the Committee. The Committee met four times during the fiscal year ended February 28, 1999.

COMPENSATION OF  DIRECTORS

      The Company does not compensate employee-directors in their capacity as directors of the Company. All Directors were reimbursed for reasonable travel and lodging expenses incurred while attending Board, Committee or Annual meetings. In the fiscal year ended February 28,1999, non-employee directors (i.e. "Outside Directors") were compensated as follows:

         - A one-time grant of an option to purchase 10,000 shares of Common Stock, at fair market value on date of grant, which options were granted pursuant to the Outside Directors Stock Option Plan.

         - An annual retainer of $10,000, one-half in Common Stock, valued and payable at the market price on the date of the Annual Meeting of Stockholders, and one-half in cash payable at a rate of $1,250 each quarter.

         - A cash payment of $125 per hour for each Board, Committee or Annual Meeting attended; provided that multi-day meetings and specific consultations with the Company's executive management lasting at least eight hours are compensated on a flat per diem rate of $1,000.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

         The following table sets forth information with respect to unexercised options and SARs at fiscal year end. No stock options were exercised during the fiscal year ended February 28, 1999.


                                                                             NUMBER OF
                                                                            SECURITIES                     VALUE OF
                                                                            UNDERLYING                   UNEXERCISED
                                                                            UNEXERCISED                  IN-THE-MONEY
                                                                          OPTIONS/SARS AT              OPTIONS/SARS AT
                                                                          FISCAL YEAR END              FISCAL YEAR END
                                                                                (#)                        ($) (1)
           NAME                  SHARES                                -------------------           --------------------
                              ACQUIRED ON            VALUE              EXERCISABLE ("EX")            EXERCISABLE ("EX")
                              EXERCISE (#)        REALIZED ($)         UNEXERCISABLE ("UN")          UNEXERCISABLE ("UN")
           (A)                    (B)                 (C)                       (D)                          (E)
---------------------         ------------        ------------         --------------------          --------------------
Michael T. Fadden                  0                   0                   50,000 ("Ex")                  0 ("Ex")
                                                                          173,500 ("Ex")                  0 ("Ex")
                                                                            2,250 ("Ex")                  0 ("Ex")
---------------------         ------------        ------------         --------------------          --------------------
Neil A. Fortkamp                   0                   0                      500 ("Ex")                  0 ("Ex")



------------------------------------------------------------------------------
(1) The value of the options was determined by using the average of the high and low price of the Company's Common Stock ($.47) on February 28, 1999.

                             EXECUTIVE COMPENSATION

      SUMMARY COMPENSATION TABLE. Individual executive officer compensation for the fiscal year ended February 28, 1999, includes base salary, certain expense allowances provided by the Company and matching contributions of the Company to its 401(k) Savings Plan. No bonuses were payable for the year ended February 28, 1999 under the Executive Compensation Plan or the Middle Management Compensation Plan. The following Summary Compensation Table includes compensation paid in cash.


              NAME AND PRINCIPAL POSITION     Year           Salary         Other          Bonus          Long-Term
              ---------------------------     ----           ------         -----          -----        Compensation
                                                                                                    Securities Underlying
                                                                                                      Options/SAR's (#)
                                                                                                   ------------------------
                        Michael T. Fadden     1999            $120,000        $7,200      $-                  $-
          Chairman, CEO and President (1)     1998             $70,000          $600      $-                  $-

                     Larry J. Horbach (2)     1999            $110,800       $10,756      $-                  $-
                Executive Vice President-     1998            $110,800       $14,600      $-                  $-
                    Shareholder Relations     1997            $110,800       $14,200      $-                  $-

                       Scott D. Heflin(3)     1999             $44,527        $3,000      $-                  $-
                 Chief Financial Officer,
                  Secretary and Treasurer

                            Neil Fortkamp     1999          $84,354(4)        $7,917      $-                  $-
                 Executive Vice President     1998          $94,500(5)        $8,700      $-                  $-
    Treasurer and Chief Financial Officer     1997             $82,500        $8,700      $-                  $-


(1)   Michael T. Fadden joined the Company in August 1997.

(2) Larry J. Horbach served as CEO of the Company until July 1998, and Chairman of the Board until February 1999.

(3) Mr. Heflin became Chief Financial Officer of the Company on September 9, 1998. He was elected Treasurer and Secretary in November 1998. His salary began in September 1998.

(4) Mr. Fortkamp's salary for 1999 includes $20,625 paid in accordance with a severance agreement effective November 1998. Also included is $1,824 as payment for unused vacation as of November 30, 1998.

(5) Includes $12,000 not previously reported which was paid to Mr. Fortkamp from a majority owned subsidiary for his services as interim Chief Financial Officer of the subsidiary.

      The Board of Directors and Compensation and Stock Option Committee approved at the November 19, 1997 Board meeting, an Executive Compensation Plan ("Executive Plan") and a Middle Management Compensation Plan ("Middle Management Plan") both to be effective March 1, 1998. The executives to be covered are determined by the Compensation and Stock Option Committee of the Board. The Middle Management employees to be covered are determined by the President. Currently the CEO and CFO are covered by the Executive Plan and three employees in the Company's subsidiary operations are covered by the Middle Management Plan.

      Both the Executive Plan and the Middle Management Plan have three components: base salary, short term incentive and long term incentive. Base salaries are set yearly. The short term incentive under both plans is a cash bonus to be paid upon attainment of certain goals, which goals are set by the Board of Directors annually. The long term incentive portion is comprised of incentive or non-qualified stock options on the Company's Common Stock. The option pool, which includes options for both the Executive Plan and the Middle Management Plan, shall be equal to two and one-half percent (2.5%) of the fully diluted shares outstanding as of the Company's preceding fiscal year end. The options are issued pursuant to the Company's 1998 Stock Option Plan described in detail below.

      The Compensation and Stock Option Committee and the Board of Directors believe that the Executive Plan and the Middle Management Plan will help the Company employ and retain key executive officers and employees, who will in turn maximize the value of the Company's Common Stock.

OPTION/SAR GRANTS IN FISCAL 1999

      The following table sets forth information with respect to individual options and/or SAR grants during the fiscal year ended February 28, 1999.


                                                (INDIVIDUAL GRANTS)
---------------------------------------------------------------------------------------------------------------------
            NAME                     NUMBER OF                PERCENT OF TOTAL             EXERCISE        EXPIRATION
                                     SECURITIES                 OPTIONS/SARS                OR BASE           DATE
                                     UNDERLYING                  GRANTED TO                  PRICE
                                    OPTIONS/SARS                EMPLOYEES IN                ($/SH)
                                     GRANTED (#)                 FISCAL YEAR
             (A)                         (B)                         (C)                      (D)              (E)
---------------------------------------------------------------------------------------------------------------------
Scott D. Heflin, CFO,                  50,000                       45.5%                    $0.44          9/9/08
Secretary and Treasurer


                LIST OF CURRENT EXECUTIVE OFFICERS OF THE COMPANY

      The following is a list of the names and ages of the current executive officers of the Company, their business history for the past five years and the year in which each person became an Officer of the Company.


                                                                                                          OFFICER
          NAME               AGE         POSITION & PRINCIPAL OCCUPATION FOR LAST FIVE YEARS               SINCE
          ----               ---         ---------------------------------------------------              -------
       Michael T. Fadden      58         Currently Chairman of the Board (since February 1999),               1997
                                         CEO (since July 1998), and President (since August 1997);
                                         COO of the Company from August 1997 until July 1998;
                                         Served as President of Abtech Resources, Inc. from
                                         September 1993 to August 1997.

       Larry J. Horbach       56         Executive Vice President - Shareholder Relations of the              1990
                                         Company since February 1999; Chairman from June 1990
                                         to February 1999; CEO from June 1990 to
                                         July 1998; President from June 1990
                                         until August 1997.

       Scott D. Heflin        41         Chief Financial Officer of the Company since September               1998
                                         1998; Treasurer and Secretary since November 1998;
                                         Controller of Monterey Resources, Inc.  in 1997; Assistant
                                         Controller of Sante Fe Energy Resources, Inc. in 1996;
                                         Controller of Transfuel, Inc. 1994 -1995.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      On May 28, 1998, the Board of Directors of the Company approved the acquisition of Abtech Resources, Inc. ("Abtech") for stock and cash consideration not to exceed 2.5% of the then current market capitalization of the Company. Abtech was 82% owned by Michael T. Fadden, the President, Chief Executive Officer and Chairman of the Company. Mr. Fadden received 82% of the final consideration, upon completion of the merger which consideration consisted of 275,000 Shares of Company Common Stock. The principal asset of Abtech was a License Agreement between Abtech and Advanced Extraction Technologies, Inc. ("AET") which owns a patented process for the extraction of nitrogen from natural gas. The License Agreement gives the Company the exclusive right to utilize the extraction process developed by AET for conventional high nitrogen natural gas in the Permian Basin (West Texas and Southeastern New Mexico) and for all high nitrogen coalbed methane or landfill gas in the continental United States. The Company intends to dedicate a meaningful portion of its business over the next several years to developing projects which involve natural gas production and extraction of nitrogen utilizing the AET process. AET owned 15% of Abtech and received that percentage of the consideration in cash upon the completion of the merger. Earl P. Hoffman, a Director of the Company, is the Chief Executive Officer and a major stockholder in AET.

      The Company is required under the License Agreement to pay AET a license fee based upon volumes of gas processed through each unit so long as there are any unexpired patents covering the AET technology. There are also certain minimum installed capacity requirements which must be met in order to maintain the exclusive nature of the license.

      At the May 28, 1998 Board Meeting, the Board of Directors also approved an agreement in principle with VRI Oil Company, a Texas corporation ("VRI") in which Michael T. Fadden owns a controlling interest. Prior to Mr. Fadden's association with the Company, VRI developed expertise in evaluating and developing high nitrogen natural gas projects and in extracting and handling nitrogen contained in natural gas streams. The Board of Directors determined that the knowledge and experience of VRI was important to the Company's business plan to develop or obtain high nitrogen natural gas production and utilize the AET process to extract the nitrogen and resell the natural gas. The agreement in principle provides that VRI will receive a 5% overriding royalty interest, subject to proportionate reduction if the Company has less than a 100% working interest, in each high nitrogen gas well acquired or drilled and completed by the Company or its partners through the time period ending August 1, 2007 and in the area defined by the continental United States. VRI will receive a 5% net profits interest, also proportionately reduced if the Company has less than a 100% ownership interest, in each undertaking where either coalbed methane or landfill gas is treated to remove nitrogen. VRI is obligated to utilize 1% of its 5% overriding royalty interest to compensate AET for an amendment to the AET License Agreement effective upon the Abtech acquisition. The amendment lengthened the period of time required to meet the minimum installed capacity requirements and is favorable to the Company. There were no overriding royalty interest payments made during the fiscal year ended February 28, 1999.

                                   PROPOSAL 2

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors has appointed Grant Thornton LLP, independent public accountants, to examine the financial statements of Gateway Energy Corporation for the year ending February 29, 2000, and to perform other audit and accounting related activities as may be requested from time to time by management or the Board of Directors.

      The Board has directed that the appointment of Grant Thornton LLP be submitted to the stockholders for approval. The affirmative vote of a majority of the shares of Common Stock present or represented and entitled to vote on the proposal at the Annual Meeting is required for approval. If the stockholders do not approve, the Audit Committee and the Board will reconsider the appointment.

      Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting. They will be available to respond to appropriate questions and will have an opportunity to make a statement if they so desire.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT PUBLIC ACCOUNTANTS.

                                 OTHER BUSINESS

      Management does not intend to bring any business before the Annual Meeting other than the matters referred to in the accompanying notice and at this date has not been informed of any matters that may be presented to the Annual Meeting by others. If, however, any other matters properly come before the Annual Meeting, it is intended that the persons named in accompanying proxy will vote in accordance with the instructions of the Board of Directors on such matters.

                                  ANNUAL REPORT

      The Company's Annual Report, including the Form 10-KSB for the year ended February 28, 1999, is being mailed to all stockholders concurrently herewith. The Annual Report is not a part of the proxy solicitation material. Additional copies of the Annual Report which includes the Form 10-KSB for the year ended February 28, 1999, will be provided, without charge, upon written request from any stockholder to: Gateway Energy Corporation, Attention: Larry J. Horbach, Executive Vice President - Shareholder Relations, 10842 Old Mill Road, Suite 5, Omaha, Nebraska 68154.

               COMPLIANCE WITH SECTION 16 (a) OF THE EXCHANGE ACT

       Section 16 (a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors and persons who own more than 10% of the registered class of the Company's equity securities to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC"). Such officers, directors, and 10% stockholders are also required by the SEC rules to furnish the Company with copies of all Section 16(a) forms they file. For the year ended February 28, 1999, Directors Pilger and Ewing failed to timely file Form 4's.

                         STOCKHOLDER PROPOSALS FOR 2000

       Stockholders may submit proposals on matters appropriate for stockholder action at the Company's annual meeting, consistent with regulations adopted by the Securities and Exchange Commission. Proposals to be considered for inclusion in the Proxy Statement for the 2000 Annual Meeting must be received by the Company not later than February 15, 2000. Proposals should be directed to the attention of the Secretary, Gateway Energy Corporation, 500 Dallas Street, Suite 2615, Houston, Texas 77002.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR, FOR THE RATIFICATION OF THE INDEPENDENT PUBLIC ACCOUNTANTS, AND WITH DISCRETIONARY AUTHORITY ON ALL OTHER MATTERS.

Please mark your votes as indicated in this example  /X/

1.  Election of Directors    Larry J. Horbach, Charles A. Holtgraves, Scott D.
                             Heflin, John B. Ewing, Jr., Abe Yeddis,
                             Michael T. Fadden, Gary A. McConnell and
                             Earl P. Hoffman

 FOR the eight nominees         WITHHOLD
(except as marked to the       AUTHORITY
 contrary to the right      to vote for eight
                            nominees listed to
                               the right.
         / /                      / /

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)


------------------------------------------------------------------------------

2.  Ratification of independent public accountants

    FOR          AGAINST       ABSTAIN
    / /            / /           / /

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

    Dated:                                   , 1998
         -----------------------------------

    ----------------------------------------------------------
    Signature of Shareholder

    ----------------------------------------------------------
    Signature of Shareholder

Please sign exactly as your name appears at the left. When signing as attorney, executor, administrator, trustee, guardian or conservator, five full title. All joint trustees must sign.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

-------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                           GATEWAY ENERGY CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS JULY 22, 1999

The undersigned hereby constitutes and appoints Michael T. Fadden and Earl
P. Hoffman, with full power to act alone or together, or any substitute appointed by either of them as the undersigned's agent, attorney and proxy to vote the number of shares the undersigned would be entitled to vote if personally present at the Annual Meeting of the Stockholders of Gateway Energy Corporation to be held at the Double Tree Hotel, 400 Dallas Street, Houston, Texas 77002 on the 22nd day of July, 1999 at 10:00 a.m. local time or at any adjournments thereof, as indicated hereon.